                                                                    EXHIBIT 10.2
================================================================================


              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  dated as of

                               December 29, 2000


                                     among


                        Caliber Learning Network, Inc.,

                               and the Investors


================================================================================

                               TABLE OF CONTENTS

                                                                                Page
ARTICLE I.  SERIES A-2 DEMAND REGISTRATIONS..............................        2
     1.1     Requests for Registration by Series A-2 Holders.............        2
     1.2     Limitations on Series A-2 Demand Registrations..............        2
     1.3     Effective Registration Statement............................        2
     1.4     Priority on Series A-2 Demand Registrations.................        3
     1.5     Selection of Underwriters...................................        3
     1.6     Priority of Series A-2 Demand Registrations.................        3

ARTICLE 1A. SERIES B PURCHASER DEMAND REGISTRATIONS......................        3
     1A.1    Requests for Registration by Series B Purchaser.............        3
     1A.2    Limitations on Series B Purchaser Demand Registrations              4
     1A.3    Effective Registration Statement............................        4
     1A.4    Priority on Demand Registrations............................        4
     1A.5    Selection of Underwriters...................................        4

ARTICLE II. OTHER REGISTRATIONS..........................................        5
     2.1     Right to Piggyback..........................................        5
     2.2     Priority on Primary Registrations...........................        5
     2.3     Priority on Secondary Registrations.........................        5
     2.4     Other Registrations.........................................        5
     2.5     Other Registration Rights...................................        6

ARTICLE III.REGISTRATION PROCEDURES......................................        6

ARTICLE IV. REGISTRATION EXPENSES........................................       10

ARTICLE V.  UNDERWRITTEN OFFERINGS.......................................       10
     5.1     Demand Underwritten Offerings...............................       10
     5.2     Incidental Underwritten Offerings...........................       11

ARTICLE VI. INDEMNIFICATION..............................................       11
     6.1     Indemnification by the Company..............................       11
     6.2     Indemnification by Holders..................................       12
     6.3     Indemnification Procedures..................................       13
     6.4     Indemnification of the Underwriters.........................       14
     6.5     Contribution................................................       14

6.6           Timing of Indemnification Payments....................     15

ARTICLE VII.  RULE 144..............................................     15

ARTICLE VIII. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS...........     16

ARTICLE IX.   MERGERS, ETC..........................................     16

ARTICLE X.    DEFINITIONS...........................................     16

ARTICLE XI.   MISCELLANEOUS.........................................     19
     11.1     No Inconsistent Agreements............................     19
     11.2     Adjustments Affecting Registrable Securities..........     19
     11.3     Remedies..............................................     20
     11.4     Amendments and Waivers................................     20
     11.5     Successors and Assigns................................     20
     11.6     Notices...............................................     20
     11.7     Headings..............................................     22
     11.8     Gender................................................     22
     11.9     Invalid Provisions....................................     22
     11.10    Governing Law.........................................     23
     11.11    Counterparts..........................................     23

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

          This Amended and Restated Registration Rights Agreement is dated as of December 29, 2000, among Caliber Learning Network, Inc., a Maryland corporation (the "Company"), Fleming US Discovery Fund III, L.P., Fleming US Discovery
      -------
Offshore Fund III, L.P. and Robert Fleming Nominees Limited (collectively, the "Series A-2 Purchasers"), and Sylvan Ventures LLC, a Maryland limited liability
 ---------------------
company ("Sylvan"), Fleming US Discovery Fund III, L.P. and Fleming US Discovery
          ------
Offshore Fund III, L.P. and such other purchasers as may from time to time purchase the Series B Preferred (as defined below) directly from the Company (the "Future Investors") (each of the foregoing parties other than the Company and the Series A-2 Purchasers being referred to individually as a "Series B
                                                                   --------
Purchaser" and collectively as the "Series B Purchasers").  The Series A-2
---------                           -------------------
Purchasers, any Series A-2 Holder, any Series B Purchaser and any Transferee are collectively referred to herein as the "Investors" and, individually, an
                                        ---------
"Investor."  Capitalized terms used and not otherwise defined herein have the
 --------
respective meanings ascribed thereto in Article X.


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Series A-2 Purchasers hold shares of Series A-2 Convertible Preferred Stock pursuant to the terms of the Series A-2 Stock Purchase Agreements and the Exchange Agreements;

          WHEREAS, simultaneously herewith, Sylvan, Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. have each purchased 80,000, 25,854 and 4,146 shares, respectively, of Series B Preferred pursuant to the Series B Agreement;

          WHEREAS, pursuant to the Series B Agreement, the Company may issue and sell additional shares of Series B Preferred to the Future Investors;

          WHEREAS, it is a condition to the consummation of the transactions contemplated by the Exchange Agreement dated as of December 29, 2000 and the Series B Agreement that (i) the Registration Rights Agreement dated as of October 26, 1999, as amended, among the Company and the Series A-2 Purchasers be terminated as of the date hereof and such agreement shall be of no further force and effect and (ii) the Company and the Investors (including each Future Investor) enter into this Agreement whereby the Company shall grant, and the Investors shall obtain, the rights relating to the registration of the Registrable Securities under the Securities Act, as set forth in this Agreement;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I
                        SERIES A-2 DEMAND REGISTRATIONS
                        -------------------------------

          1.1  Requests for Registration by Series A-2 Holders. Subject to
               -----------------------------------------------
Section 1.2, at any time and from time to time on or after the date hereof, the Series A-2 Holders and any Transferee of a Series A-2 Holder may request registration under the Securities Act of all or part of their Series A-2 Registrable Securities which registration shall be filed (i) on Form S-1 or any similar long-form registration available to the Company ("Long-Form Demand
                                                          ----------------
Registration"), or (ii) on Form S-3 or any similar short-form registration
-------------
("Short Form Demand Registration").  Thereafter, the Company will use its best
  ------------------------------
efforts to promptly effect the registration of such Series A-2 Registrable Securities under the Securities Act on the form requested by the holder or holders making such registration request. All registrations requested pursuant to this Section 1.1 are referred to herein as "Series A-2 Demand Registrations."
                                               -------------------------------
Upon receipt of a request for a Series A-2 Demand Registration, the Company will give prompt written notice (in any event within five (5) Business Days after its receipt of such request) of the request for a Series A-2 Demand Registration to all holders of Series A-2 Registrable Securities not making such request and will include in such Series A-2 Demand Registration all Series A-2 Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the receipt of the Company's notice. The holders of the Series A-2 Registrable Securities making any such registration request may, at any time prior to the effective date of the registration statement relating to any Series A-2 Demand Registration, revoke such Series A-2 Demand Registration request by providing written notice to the Company.

          1.2  Limitations on Series A-2 Demand Registrations.  The holders of
               ----------------------------------------------
the Series A-2 Registrable Securities, as a group, shall be entitled to (i) one
(1) Long-Form Demand Registration and (ii) two (2) Short-Form Demand Registrations.

          1.3  Effective Registration Statement. (a) A Series A-2 Demand
               --------------------------------
Registration requested pursuant to Section 1.1 of this Agreement shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission (the "SEC") or other
                                                            ---
governmental agency or court for any reason, and the Series A-2 Registrable Securities covered thereby have not been sold, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied by reason of (x) a failure by or inability of the Company to satisfy any thereof, or (y) the occurrence of an event outside the control of the holders of Series A-2 Registrable Securities.

          (b) A Series A-2 Demand Registration requested pursuant to Section 1.1(a) of this Agreement shall not be deemed to have been effected if holders of Series A-2 Registrable Securities are not able to register and sell at least 80% of the amount of Series A-2 Registrable Securities requested to be included in such registration.

          1.4  Priority on Series A-2 Demand Registrations.  The Company will
               -------------------------------------------
not include in any Series A-2 Demand Registration any securities which are not Series A-2 Registrable Securities without the written consent of the Series A-2 Holders. If other securities are permitted to be included in a Series A-2 Demand Registration which is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities exceeds the number of Registrable Securities which can be sold in such offering within a price range acceptable to the Series A-2 Holders, the Company will include in such registration prior to the inclusion of any securities which are not Series A-2 Registrable Securities the number of Series A-2 Registrable Securities requested to be included which in the opinion of such underwriters can be sold within a price range acceptable to the Series A-2 Holders, pro rata among the respective holders on the basis of the amount of Series A-2 Registrable Securities requested to be offered thereby.

          1.5  Selection of Underwriters.  The Series A-2 Holders will have the
               -------------------------
right to select the underwriters and the managing underwriters to administer a Series A-2 Demand Registration, provided that such underwriters and managing
                                -------------
underwriters shall be reasonably acceptable to the Company.

          1.6  Priority of Series A-2 Demand Registrations.  The right of the
               -------------------------------------------
holders of Series A-2 Registrable Securities under this Article I shall be superior to the right of any holder of other Registrable Securities, including holders of Series B Purchaser Registrable Securities, to request a Series B Purchaser Demand Registration.


                                  ARTICLE IA
                    SERIES B PURCHASER DEMAND REGISTRATIONS
                    ---------------------------------------

          1A.1 Requests for Registration by Series B Purchaser. Subject to
               -----------------------------------------------
Section 1A.2, at any time and from time to time on or after the date hereof, the holders of a majority of the Series B Purchaser Registrable Securities may request registration under the Securities Act of all or part of their Series B Purchaser Registrable Securities which registration shall be filed (i) on a Long-Form Demand Registration, or (ii) on a Short Form Demand Registration. Thereafter, the Company will use its best efforts to promptly effect the registration of such Series B Purchaser Registrable Securities under the Securities Act on the form requested by the holder or holders making such registration request. All registrations requested pursuant to this Section 1A.1 are referred to herein as "Series B Purchaser Demand Registrations." Upon
                           ---------------------------------------
receipt of a request for a Series B Purchaser Demand Registration, the Company will give prompt written notice (in any event within five (5) Business Days after its receipt of such request) of the request for a Series B Purchaser Demand Registration to all holders of Series B Purchaser Registrable Securities not making such request and will include in such Series B Purchaser Demand Registration all Series B Purchaser Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the receipt of the Company's notice. The holders of the Series B Purchaser Registrable Securities making any such registration request may, at any time prior to the effective date of the registration statement relating to any Series B Purchaser Demand Registration, revoke such Series B Purchaser Demand Registration request by providing written notice to the Company.

          1A.2 Limitations on Series B Purchaser Demand Registrations.  The
               ------------------------------------------------------
holders of the Series B Purchaser Registrable Securities, as a group, shall be entitled to (i) one (1) Long-Form Demand Registration and (ii) two (2) Short-Form Demand Registrations.

          1A.3 Effective Registration Statement. (a) A Series B Purchaser
               --------------------------------
Demand Registration requested pursuant to Section 1A.1 of this Agreement shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason, and the Series B Purchaser Registrable Securities covered thereby have not been sold, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied by reason of (x) a failure by or inability of the Company to satisfy any thereof, or (y) the occurrence of an event outside the control of the holders of Series B Purchaser Registrable Securities.


          (b)  A Series B Purchaser Demand Registration requested pursuant to
Section 1A.1(a) of this Agreement shall not be deemed to have been effected if holders of Series B Purchaser Registrable Securities are not able to register and sell at least 80% of the amount of Series B Purchaser Registrable Securities requested to be included in such registration.

          1A.4 Priority on Demand Registrations. The Company will not include
               --------------------------------
in any Series B Purchaser Demand Registration any securities which are not Series B Purchaser Registrable Securities without the written consent of the Series B Purchasers requesting such registration. If other securities are permitted to be included in a Series B Purchaser Demand Registration which is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities exceeds the number of Registrable Securities which can be sold in such offering within a price range acceptable to the Series B Purchasers requesting such registration, the Company will include in such registration prior to the inclusion of any securities which are not Series B Purchaser Registrable Securities the number of Series B Purchaser Registrable Securities requested to be included which in the opinion of such underwriters can be sold within a price range acceptable to the Purchasers requesting such registration, pro rata among the respective holders on the basis of the amount of Series B Purchaser Registrable Securities requested to be offered thereby.

          1A.5 Selection of Underwriters.  The Series B Purchasers requesting
               -------------------------
such registration will have the right to select the underwriters and the managing underwriters to administer a Series B Purchaser Demand Registration, provided that such
                                                     -------------
underwriters and managing underwriters shall be reasonably acceptable to the Company.

                                  ARTICLE II
                              OTHER REGISTRATIONS
                              -------------------

          2.1  Right to Piggyback.  Whenever the Company proposes to register
               ------------------
any of its securities under the Securities Act (other than pursuant to a Series A-2 Demand Registration or a Series B Purchaser Demand Registration), and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written
               ----------------------
notice (in any event within three (3) Business Days after its receipt of notice of any exercise of other demand registration rights) to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the receipt of the Company's notice.

          2.2  Priority on Primary Registrations.  If a Piggyback Registration
               ---------------------------------
is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering at a price range which is acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Series B Purchaser Registrable Securities requested to be included in such registration, (iii) third, the Series A-2 Registrable Securities requested to be included in such registration and (iv) finally, other securities requested to be included in such registration.

          2.3  Priority on Secondary Registrations.  If a Piggyback Registration
               -----------------------------------
is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering at a price acceptable to the holders of the Company's securities, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Series B Purchaser Registrable Securities requested to be included in such registration, (iii) third, the Series A-2 Registrable Securities requested to be included in such registration and (iv) finally, other securities requested to be included in such registration. The Company hereby agrees that whenever it grants piggyback rights to any holder of its securities such holder's piggyback rights will be expressly subordinated to the piggyback rights granted to the holders of the Registrable Securities under this Article II.

          2.4  Other Registrations.  If the Company has previously filed a
               -------------------
registration statement for a Long-Form Demand Registration with respect to Registrable Securities pursuant to Articles I or IA of this Agreement or pursuant to this Article II, or previously filed underwritten registration of shares of the Company's Common Stock which includes shares sold for the Company's account ("Company Registration"), and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible, exchangeable or exercisable for or into its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities other than the holders of the Registrable Securities, until a period of at least three
(3) months elapsed from the effective date of such previous registration.

          2.5  Other Registration Rights.  The Company may grant to any Person
               -------------------------
the right to request the Company to register any equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities; provided, however, that all such registration rights shall be
                 --------  -------
subordinate in all respects to the registration rights held by the holders of the Registrable Securities.


                                  ARTICLE III
                            REGISTRATION PROCEDURES
                            -----------------------

          Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of registration thereof, and pursuant thereto the Company will as expeditiously as possible or, in the case of clause (q) below, will not:

          (a) promptly prepare and file with the SEC a registration statement with respect to such Registrable Securities (such registration statement to include all information which the holders of the Registrable Securities to be registered thereby shall reasonably request) and use its best efforts to promptly cause such registration statement to become effective, provided that at
                                                                --------
least five days before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to counsel selected by the Series A-2 Holders and/or Series B Purchasers (as applicable) copies of all such documents proposed to be filed, and the Company shall not, in the case of a Demand Registration, file any such documents to which such counsel shall have objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, and (ii) notify each holder of Registrable Securities covered by such registration statement of (x) any request by the SEC to amend such registration statement or amend or supplement any prospectus or (y) any stop order issued or threatened by the SEC, and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

          (b) (i) promptly prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary (A) in the case of a Long-Form Demand Registration, to keep such registration statement effective for a period of not less than 180 days (except that such 180-day period shall be (I) shortened to the extent that all shares are sold thereunder, or (II) extended (x) by the length of any period that a stop order or similar proceeding is in effect which prohibits the distribution of the Registrable Securities, and (y) by the number of days during the period from and including the date on which each seller of Registrable Securities shall have received a notice delivered pursuant to clause
(f) below until the date when such seller shall have received a copy of the supplemented or amended prospectus contemplated by clause (f) below), and (B) in the case of a shelf registration statement pursuant to Rule 415 of the Securities Act, keep such registration statement continually effective, (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) as soon as reasonably possible, furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and prospectus supplement and, in each case, including all exhibits) and such other documents as such seller may reasonably request, all in conformity with the requirements of the Securities Act, in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts promptly to register or qualify the Shares under such other securities or blue sky laws of such jurisdictions as any seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect and to do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, provided, however, that the Company
                                             --------  -------
will not be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (e) furnish to each seller of Registrable Securities a signed copy, addressed to such seller (and the underwriters, if any) of an opinion of counsel for the Company or special counsel to the selling stockholders, dated the effective date of such registration statement (and, if such registration statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to counsel selected by the Series A-2 Holders and/or the Series B Purchasers (as applicable), covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings, and such other legal matters as the seller (or the underwriters, if any) may reasonably request;

          (f) promptly notify each seller of Registrable Securities, at a time when a prospectus relating to the Shares is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, promptly prepare and furnish such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

          (g) cause all of the Shares to be listed or quoted, and to continue to be listed or quoted on the American Stock Exchange, other national securities exchange, the Nasdaq National Market or the Nasdaq Small-Cap Market, on which the Common Stock of the Company is then listed, if the listing of such Shares is then permitted under the rules of such exchange or The Nasdaq Stock Market;

          (h) provide a transfer agent and registrar for all of the Shares not later than the effective date of such registration statement;

          (i) enter into such customary arrangements and take all such other actions as the Series A-2 Holders, the Series B Purchasers or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Shares;

          (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, in each case pursuant to confidentiality agreements, as appropriate;

          (k) cause the Company's officers to make presentations to potential purchasers of the Shares, as reasonably requested by any seller of Registrable Securities or any underwriter participating in any disposition pursuant to such registration statement;

          (l) subject to other provisions hereof, use its best efforts to cause the Shares to be registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the sellers thereof to consummate the disposition of the Shares;

          (m) in connection with (i) a Short-Form Demand Registration or a Piggyback Registration, if any other participant in such Short-Form Demand Registration or Piggyback Registration, as the case may be, receives a "comfort" letter as described herein, or (ii) a Long-Form Demand Registration, use its best efforts to obtain a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements, addressed to each seller, and to the underwriters, if any, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as such seller (or the underwriters, if any) may reasonably request;

          (n) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, in each case as soon as practicable, an earning statement covering a period of at least twelve months, beginning after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          (o) permit any holder of Registrable Securities, which holder, in the sole judgment exercised in good faith of such holder, might be deemed to be a controlling person of the Company (within the meaning of the Securities Act or the Exchange Act), to participate in the preparation of any registration statement covering such holder's Registrable Securities and to include therein material, furnished to the Company in writing, which in the reasonable judgment of such holder should be included and which is reasonably acceptable to the Company;

          (p) use every reasonable effort to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of any registration statement or of any order preventing or suspending the use of any preliminary prospectus;

          (q) at any time file or make any amendment to a registration statement, or any amendment of or supplement to a prospectus (including amendments of the documents incorporated by reference into the prospectus), of which each seller of Registrable Securities or the managing underwriters shall not have previously been advised and furnished a copy or to which the sellers of Registrable Securities, the managing underwriters, or counsel for such sellers or for the underwriters shall reasonably object; and

          (r) make such representations and warranties (subject to appropriate disclosure schedule exceptions) to sellers of Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters and selling holders, as the case may be, in underwritten public offerings of substantially the same type.


                                  ARTICLE IV
                             REGISTRATION EXPENSES
                             ---------------------

          All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and expenses for listing or quoting the Shares on each securities exchange or The Nasdaq Stock Market on which similar securities issued by the Company are then listed or quoted, and fees and disbursements of counsel for the Company, reasonable fees and disbursement of one counsel chosen by the Series A-2 Holders and/or one counsel chosen by the Series B Purchasers (as the case may be), any transfer agent and all independent certified public accountants, underwriters (excluding discounts and selling commissions) and other Persons retained by the Company in connection with any Demand Registration or any Piggyback Registration (all such expenses being herein called "Registration Expenses"), will be paid by the Company.
                     ---------------------


                                   ARTICLE V
                            UNDERWRITTEN OFFERINGS
                            ----------------------

          5.1  Demand Underwritten Offerings.  If requested by the underwriters
               -----------------------------
for any underwritten offerings of Registrable Securities pursuant to a Demand Registration, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the underwriters and the Series A-2 Holders and/or the Series B Purchasers (as the case may be), and to contain such representations and warranties by the Company and such other terms as are generally included in agreements of this type, including, without limitation, indemnities customarily included in such agreements. The holders of Registrable Securities to be distributed by such underwriters may be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. The Company shall cooperate with any such holder of Registrable Securities in order to limit any representations or warranties to, or agreements with, the Company or the underwriters to be made by such holder only to those representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          5.2  Incidental Underwritten Offerings.  If the Company at any time
               ---------------------------------
proposes to register any of its securities under the Securities Act as contemplated by Article II of this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Article II of this Agreement, arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder, subject to the limitations set forth in Article II hereof, among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters, and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. The Company shall cooperate with any such holder of Registrable Securities in order to limit any representations or warranties to, or agreements with, the Company or the underwriters to be made by such holder only to those representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.


                                   ARTICLE VI
                                INDEMNIFICATION
                                ---------------

          6.1  Indemnification by the Company.  The Company agrees to indemnify
               ------------------------------
and hold harmless, to the extent permitted by law, each of the holders of any Registrable Securities covered by any registration statement prepared pursuant to this Agreement, each other Person, if any, who controls such holder within the meaning of the Securities Act or the Exchange Act, and each of their respective directors, general partners and officers, as follows:


               (i) against any and all loss, liability, claim, damage and expense arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense incurred by them in connection with investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause
          (i) or (ii) above;

provided, that this indemnity does not apply to any loss, liability, claim,
--------
damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any holder expressly for use in the preparation of any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus (or any amendment or supplement thereto); and provided further, that the Company will
                                      -------- -------
not be liable to any holder under the indemnity agreement in this Section 6.1, with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such controlling Person or holder results from the fact that such holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously and timely furnished copies thereof to such holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, general partner, or other controlling person and shall survive the transfer of such securities by such seller.

          6.2  Indemnification by Holders.  In connection with any registration
               --------------------------
statement in which a holder of Registrable Securities is participating, each such holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section

6.1 of this Agreement), to the extent permitted by law, the Company and its directors, officers and controlling Persons, and their respective directors, officers and general partners, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder, specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, or such holder, as the case may be, or any of their respective directors, officers, controlling Persons or general partners and shall survive the transfer of such securities by such holder. The obligations of each holder of Registrable Securities pursuant to this Section 6.2 are to be several and not joint; provided, that, with respect
                                                  --------
to each claim pursuant to this Section 6.2, each such holder's maximum liability under this Section shall be limited to an amount equal to the net proceeds actually received by such holder (after deducting any underwriting discount and expenses) from the sale of Registrable Securities being sold pursuant to such registration statement or prospectus by such holder.

          6.3  Indemnification Procedures.  Promptly after receipt by an
               --------------------------
indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 6.1 or Section 6.2 of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party
                             --------
to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 6.1 or Section 6.2 of this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all holders of Registrable Securities, selected by the Series A-2 Holders and/or the Series B Purchasers (as the case may be), or (ii) more than one counsel for the Company in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

          6.4  Indemnification of Underwriters.  The Company and each holder of
               -------------------------------
Registrable Securities requesting registration shall provide for the foregoing indemnity in any underwriting agreement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

          6.5  Contribution.  If the indemnification provided for in Sections
               ------------
6.1 and 6.2 of this Agreement is unavailable or insufficient to hold harmless an indemnified party under such Sections, then each indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 6.1 or
Section 6.2 of this Agreement in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including, without limitation, the relative benefits received by each party from the offering of the securities covered by such registration statement, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted and the opportunity to correct and prevent any statement or omission. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6.5 were to be determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 6.5. The amount paid to an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 6.3 of this Agreement if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 6.5. Promptly after receipt by an indemnified party under this Section 6.5 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 6.5, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 6.3 of this Agreement has not been given with respect to such action; provided, that the omission to
                                                --------
so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this
Section 6.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company and each holder of Registrable Securities agrees with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters' portion of such contribution shall not exceed the underwriting discount and (ii) the amount of such contribution shall not exceed an amount equal to the net proceeds actually received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          6.6  Timing of Indemnification Payments.  The indemnification required
               ----------------------------------
by this Article VI shall be made (i) by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses are incurred, and (ii) upon determination of liability by a court of competent jurisdiction whether or not such judgment is appealed, with respect to loss, damage or liability.


                                  ARTICLE VII

                                    RULE 144
                                    --------

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (i) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or
(ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                                  ARTICLE VIII
                  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS
                  -------------------------------------------

          No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements and consistent with the provisions of this Agreement.

                                  ARTICLE IX
                                 MERGERS, ETC.
                                 -------------

          The Company shall not, directly or indirectly, enter into any merger, consolidation, or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation, or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities that the Investors or the holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation, or reorganization.

                                   ARTICLE X
                                  DEFINITIONS
                                  -----------

          As used in this Agreement, the following defined terms shall have the meanings set forth below:

          "Business Day" means a day other than Saturday, Sunday or any day on
           ------------
which banks in the State of New York are authorized or obligated to close.

          "Common Stock" means the Company's Common Stock, par value $.01 per
           ------------
share.

          "Conversion Share" or "Conversion Shares" means, collectively, the
           ----------------      -----------------
Series A-2 Conversion Shares and the Series B Conversion Shares.

          "Demand Registrations" shall mean, collectively, Series A-2 Demand
           --------------------
Registrations and Series B Purchaser Demand Registrations.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Exchange Agreements" means the shall mean, collectively, the Exchange
           -------------------
Agreement between the Company and the Series A-2 Purchasers dated as of September 29, 2000 and the Exchange Agreement between the Company and the Series A-2 Purchasers dated as of December 29, 2000.

          "Future Investors" shall have the meaning set forth in the first
           ----------------
paragraph hereof.

          "Investor" or "Investors" shall have the meaning set forth in the
           --------      ---------
first paragraph hereof.

          "Long-Form Demand Registrations" shall have the meaning set forth in
           ------------------------------
Section 1.1 hereof.

          "Person" means any individual, corporation, partnership, association,
           ------
trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Registrable Securities" shall mean, collectively, Series A-2
           ----------------------
Registrable Securities and Series B Purchaser Registrable Securities.

          "SEC" shall have the meaning set forth in Section 1.1 hereof.
           ---

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations thereunder.

          "Series A-2 Conversion Shares" means the shares of the Company's
           ----------------------------
Common Stock obtained or obtainable upon conversion of the 163,845.6 shares of Series A-2 Preferred held by the Series A-2 Purchasers (the "Series A-2 Shares") and shall also include any capital stock or other securities into which such shares of Common Stock are changed and any capital stock or other securities resulting from or comprising a reclassification, combination or subdivision of, or a stock dividend on, any such shares of Common Stock. On the date hereof the Series A-2 Shares are convertible into 4,681,303 Conversion Shares.

          "Series A-2 Demand Registrations" shall have the meaning set forth in
           -------------------------------
Section 1.1 hereof.

          "Series A-2 Holders" means (i) the Series A-2 Purchasers and (ii) any
           ------------------
Affiliate, officer or employee of an Affiliate or investment fund managed by an Affiliate of the Series A-2

Purchasers, or any successor thereof, to which the Series A-2 Purchasers may transfer record and/or beneficial ownership of 163,845.6 shares of Series A-2 Preferred held by the Series A-2 Purchasers on the date hereof and the Series A-2 Conversion Shares.

          "Series A-2 Preferred" means the Company's Series A-2 Convertible
           --------------------
Preferred Stock, par value $.01 per share, which Series A-2 Preferred is convertible into shares of Common Stock.

          "Series A-2 Purchasers" shall have the meaning set forth in the first
           ---------------------
paragraph hereof.

          "Series A-2 Registrable Securities" means (i) any shares of Common
           ---------------------------------
Stock issued or issuable upon conversion of the Series A-2 Preferred purchased by the Series A-2 Purchasers pursuant to the Series A-2 Stock Purchase Agreements and (ii) any securities issued or issuable with respect to the Common Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Series A-2 Registrable Securities, such securities will cease to be Series A-2 Registrable Securities when they have (x) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) been transferred pursuant to Rule 144 (or any similar rule then in force) under the Securities Act.

          "Series A-2 Stock Purchase Agreements" means, collectively, the
           ------------------------------------
separate Stock Purchase Agreements, dated as of October 26, 1999, between the Company and each of the Series A-2 Purchasers.

          "Series B Agreement" means the Preferred Stock Purchase Agreement,
           ------------------
dated as of December 29, 2000, among the Company and the Series B Purchasers.

          "Series B Conversion Shares" means the shares of the Company's Common
           --------------------------
Stock obtained or obtainable upon conversion of the shares of Series B Preferred purchased by the Series B Purchasers listed on Schedule 1 to the Series B Agreement (the "Series B Shares") and shall also include any capital stock or other securities into which such shares of Common Stock are changed and any capital stock or other securities resulting from or comprising a reclassification, combination or subdivision of, or a stock dividend on, any such shares of Common Stock. On the date hereof the Series B Shares are convertible into 3,142,858 Conversion Shares.

          "Series B Preferred" means the Company's Series B Convertible
           ------------------
Preferred Stock, par value $.01 per share, which Series B Preferred is convertible into shares of Common Stock.

          "Series B Purchaser" or "Series B Purchasers" shall have the meaning
           ------------------      -------------------
set forth in the first paragraph hereof.

          "Series B Purchaser Demand Registrations" shall have the meaning set
           ---------------------------------------
forth in Section 1A.1 hereof.

          "Series B Purchaser Registrable Securities" means (i) any shares of
           -----------------------------------------
Common Stock issued or issuable upon conversion of the Series B Preferred purchased by the Series B Purchasers pursuant to the Series B Agreement and (ii) any securities issued or issuable with respect to the Common Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Series B Purchaser Registrable Securities, such securities will cease to be Series B Purchaser Registrable Securities when they have (x) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) been transferred pursuant to Rule 144 (or any similar rule then in force) under the Securities Act.

          "Shares" means the shares of Registrable Securities registered on the
           ------
registration statement filed with the SEC in connection with any Demand Registration or any Piggyback Registration.

          "Short-Form Demand Registration" shall have the meaning set forth in
           ------------------------------
Section 1.1 hereof.

          "Sylvan" shall have the meaning set forth in the first paragraph
           ------
hereof.

          "Transferees" shall mean any transferee of the Series A-2 Preferred or
           -----------
the Series B Preferred or Conversion Shares from either a Series A-2 Holder or a Series B Purchaser (as the case may be). Transferees shall not include a transferee of Series A-2 Preferred or the Series B Preferred or Conversion Shares sold in either a public offering pursuant to a registration statement under the Securities Act or pursuant to a Rule 144 Transaction.

                                   ARTICLE XI
                                 MISCELLANEOUS
                                 -------------

          11.1 No Inconsistent Agreements.  The Company will not hereafter enter
               --------------------------
into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

          11.2 Adjustments Affecting Registrable Securities.  The Company will
               --------------------------------------------
not effect or permit to occur any combination, subdivision or reclassification of any of its securities which would adversely affect the ability of the holders of Registrable Securities to include Registrable Securities in a registration undertaken pursuant to this Agreement or which, to the extent within its control, would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          11.3 Remedies.  In the event of a breach by any party to this
               --------
Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

          11.4 Amendments and Waivers.  Except as otherwise provided herein, no
               ----------------------
modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company and the Investors to which such modification, amendment or waiver applies. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          11.5 Successors and Assigns.  All covenants and agreements in this
               ----------------------
Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Investors or the holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          11.6 Notices.  Subject to Section 11.6(b) hereof, all notices,
               -------
requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or sent by nationally recognized overnight courier service to the parties at the following addresses or facsimile numbers:

          (i) If to a Series A-2 Holder or a holder of Series A-2 Registrable Securities, to:

                 c/o Chase Fleming Asset Management USA
                 320 Park Avenue
                 NY, NY 10022
                 Facsimile No.:  (212) 508-3676
                 Attn:  Robert L. Burr
                        David J. Edwards

                 with a copy to:

                 Morgan, Lewis & Bockius LLP
                 101 Park Avenue
                 New York, NY 10178
                 Facsimile No.:  (212) 309-6273
                 Attn: David W. Pollak, Esq.

          (ii) If to a Series B Purchaser or a holder of Series B Purchaser Registrable Securities to its address and the address of its counsel (if any) listed on Schedule 1 to the Series B Agreement.

          (iii)  If to Sylvan to:

                 1000 Lancaster Street
                 Baltimore, MD 21202
                 Facsimile No.: (410) 843-8060
                 Attn: B. Lee McGee

                 with a copy to:

                 Covington & Burling
                 1330 Avenue of the Americas
                 New York, NY 10019
                 Facsimile No.:  (212) 841-1010
                 Attn:  Stephen A. Infante

          (iv) If to the Company, to:

               Caliber Learning Network, Inc.
               509 South Exeter Street
               Baltimore, MD 21202
               Facsimile No.:  (410) 843-1300
               Attn:  Chief Financial Officer

               with a copy to:

               Piper Marbury Rudnick & Wolfe LLP
               6225 Smith Avenue
               Baltimore, MD 21209
               Facsimile No.:  (410) 580-3001
               Attn:  Richard C. Tilghman, Jr.

All such notices, requests and other communications will (x) if delivered personally to the address as provided in this Section 11.6(a), be deemed given upon delivery, (y) if delivered by facsimile transmission to the facsimile number as provided in this Section 11.6(a), be deemed given upon receipt and (z) if delivered by nationally recognized overnight courier service in the manner described above to the address as provided in this Section 11.6(a), be deemed given on the Business Day following the day it was sent (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 11.6(a)). Any party may from time to time change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

          11.7 Headings.  The headings used in this Agreement have been inserted
               --------
for convenience of reference only and do not define or limit the provisions hereof.

          11.8 Gender.  Whenever the pronouns "he" or "his" are used herein they
               ------
shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

          11.9 Invalid Provisions.  If any provision of this Agreement is held
               ------------------
to be illegal, invalid or unenforceable, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and
(iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          11.10  Governing Law.  This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof.

          11.11  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                 [remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                              CALIBER LEARNING NETWORK, INC.

                              By: /s/ Chris L. Nguyen
                                  ----------------------------------------------
                                 Name: Chris L. Nguyen
                                 Title: President and CEO

                              FLEMING US DISCOVERY FUND III, L.P.

                              By:  FLEMING US DISCOVERY
                                    PARTNERS, L.P.,
                                   its general partner

                                   By:  FLEMING US DISCOVERY, LLC,
                                        its general partner


                                         By: /s/ Robert L. Burr
                                             -----------------------------------
                                              Robert L. Burr, member

                              FLEMING US DISCOVERY OFFSHORE
                                FUND III, L.P.

                              By:  FLEMING US DISCOVERY
                                    PARTNERS, L.P.,
                                   its general partner

                                   By:  FLEMING US DISCOVERY, LLC,
                                        its general partner


                                         By: /s/ Robert L. Burr
                                             -----------------------------------
                                              Robert L. Burr, member

                              ROBERT FLEMING NOMINEES LIMITED

                              By: /s/ Arthur Levy
                                  ---------------------------------------------

                              SYLVAN VENTURES, LLC

                              By: /S/ B. Lee McGee
                                 ----------------------
                                 Name:  B. Lee McGee
                                 Title: Executive Vice President

                       [Future Investors signature page]



                              FUTURE INVESTORS

                              __________________________________________________

                              By:_______________________________________________
                                 Name:
                                 Title:


Dated:  _____________, _____